Tax	6 Months Ended
Jun. 30, 2022
Tax
Tax

7. Tax

The actual tax charge differs from the expected tax charge computed by applying the standard UK corporation tax rate of 19% (2021 - 19%), as analysed below:

	Half year ended
	30 June	30 June
	2022	2021
Continuing operations	£m	£m
Profit before tax	2,620	2,325
Expected tax charge	(498)	(442)
Losses and temporary differences in period where no deferred tax assets recognised	(51)	(28)
Foreign profits taxed at other rates	(39)	(8)
Items not allowed for tax:
- losses on disposals and write-downs	(4)	(3)
- UK bank levy	(9)	(11)
- regulatory and legal actions	(13)	3
- other disallowable items	(12)	(10)
Non-taxable items	8	25
Taxable foreign exchange movements	(7)	—
Losses bought forward and utilised	—	6
Increase/(decrease) in the carrying value of deferred tax assets in respect of:
- UK losses	10	(5)
- Ireland losses	(1)	(32)
Banking surcharge	(207)	(173)
Tax on paid-in equity	22	32
UK tax rate change impact	(31)	206
Adjustments in respect of prior periods	37	8
Actual tax charge	(795)	(432)

At 30 June 2022, NatWest Group has recognised a deferred tax asset of £1,637 million (31 December 2021 - £1,195 million) and a deferred tax liability of £286 million (31 December 2021 - £359 million). These amounts include deferred tax assets recognised in respect of trading losses of £801 million (31 December 2021 - £899 million). NatWest Group has considered the carrying value of these assets as at 30 June 2022 and concluded that they are recoverable.

It was announced in the UK Government’s Budget on 27 October 2021 that the UK banking surcharge will decrease from 8% to 3% from 1 April 2023. This legislative change was substantively enacted on 2 February 2022. NatWest Group’s closing deferred tax assets and liabilities have therefore been recalculated taking into account this change of rate and the applicable period the deferred tax assets and liabilities are expected to crystallise.